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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8250

ING VP Emerging Markets Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2004

ING VP Emerging Markets Fund, Inc.

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•      You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•      In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•      Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 161/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given all the issues surrounding low domestic demand,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2004

unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 366-0066 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP EMERGING MARKETS FUND, INC.	PORTFOLIO MANAGERS’ REPORT

Country Allocation*
as of December 31, 2004
(as of percent of net assets)

* Excludes other assets and liabilities of 3.7% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Emerging Markets Fund (the “Fund”) seeks long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies. The Fund is managed by Jan-Wim Derks, Director of Global Emerging Markets Equities, Michiel Bootsma, Roberto Lampl and Samuel Oubadia, each Portfolio Managers with ING Investment Management Advisors B.V.— the Sub-Adviser.

Performance: For the year ended December 31, 2004, the Fund provided a total return of 21.71% compared to the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index(1) and the MSCI Europe, Australasia and Far East (“EAFE”) Index(2), which returned 25.95% and 20.70%, respectively, for the same period.

Portfolio Specifics: Investors in emerging markets had another good year in 2004. The MSCI Emerging Markets Index rose by 25.95%, after an increase of 56.3% in 2003. For the fourth consecutive year emerging markets outperformed developed markets. This was the case during five out of the last six years, with the year 2000 being the exception. Initially the markets started the year very strongly. Across the board stock markets in emerging markets rose by almost 20% until mid April. Then fears of interest rate increases started to spook the markets. Investors began to discount faster rate increases by the U.S. Federal Reserve (“Fed”) than previously anticipated. In the space of about a month markets fell by almost 25%. Only in June, when the Fed indicated that the interest rate fears were exaggerated, markets recovered and entered a phase of steady increase. During the second half of the year the markets booked a gain of 27%.

Stock selection was the main source of under performance after expenses, whether analyzed by sector or country. Stock selection detracted the most in the energy and financials sectors and in South Korea and India. It was favorable in technology and in Mexico. The best performer for the Fund was Brazilian mining company Vale do Rio Doce and the worst was Reliance Industries Ltd. from India. The Fund started the year with an overweight position in Asia and Latin America, and was underweight emerging Europe, Middle East and Africa (“EMEA”). Largely we kept this positioning intact during the year. Only at the end of the year, after a significant rebalancing of the MSCI EM Index, whereby Taiwan’s weight increased sharply and South Africa’s weight dropped strongly, the Fund’s positioning was roughly in line with the benchmark. The Asian markets have disappointed us in 2004. Particularly China, Taiwan and Thailand lagged far behind the stock markets in Latin America and EMEA. On the other hand, the Eastern European markets have surprised us on the upside. The Czech Republic, Hungary and Poland were among the best performing markets in 2004. Our low expectations for the South African market, mainly based upon a strong currency outlook, also proved to be wrong. In the Latin American region we were, and still are, most optimistic on the Brazilian market. We believe the current boom in commodity prices, as well as rising domestic consumption, form a strong stimulus for sustainable economic growth in Brazil. In EMEA, we went overweight Turkey in anticipation of the potential of future access to the European Union. Moreover, inflation has dropped to the lowest level in 25 years and economic growth is robust. In Asia, we have gradually shifted the emphasis from the big exporting nations in North Asia (China, Korea and Taiwan) to the smaller economies and markets in South East Asia (India, Indonesia, Malaysia and Thailand). We think both a further weakening of the US Dollar and a global economic slowdown may put a damper on Asian exports in 2005. In the smaller Asian countries we expect the domestic consumption story to be an important driver for the economies and stock markets.

Current Strategy and Outlook: Emerging Markets have had an excellent six-month period since the end of June, after a flat first half. Over the July-December period, the MSCI EM Index was up 27% vis-à-vis a 12% increase for the MSCI World Index. We think it will be more difficult to maintain the good momentum in 2005. Global economic growth will probably be lower in 2005 compared to 2004. Export growth from emerging countries into the US and China will likely slow down in 2005. In addition, as a result of higher input prices, corporate margins may be under pressure. All these factors together could put a damper on the near term upside potential. However, on the positive side, the fundamentals of emerging markets are stronger than during previous periods of globally rising interest rates and therefore the vulnerabilities have diminished. Furthermore, although global growth has probably peaked, we believe economic growth in emerging economies will remain robust with more than 5% average growth in 2005. We still believe that the discount of emerging markets vis-à-vis developed markets is unjustified and that emerging markets continue to offer good relative value with 2005 average price-to-earnings (P/E) at around 11-12 times.

Our investment strategy is to focus on countries where economic growth is robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, India, Thailand, Malaysia and Turkey. We are less positive on South Africa (the export sector), Chile, Hungary, China and Korea.

Top Ten Holdings
as of December 31, 2004
(as a percent of net assets)

Samsung Electronics Co., Ltd.	6.0%
Cia Vale do Rio Doce ADR	4.1%
Petroleo Brasileiro SA ADR	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.6%
Teva Pharmaceutical Industries, Ltd.	2.4%
Kookmin Bank	2.4%
Telekomunikasi Indonesia Tbk PT	2.1%
Standard Bank Group, Ltd.	2.0%
POSCO	1.9%
LUKOIL ADR	1.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP EMERGING MARKETS FUND, INC.

Average Annual Total Returns for the Years Ended December 31, 2004

	1 Year	5 Year	10 Year
ING VP Emerging Markets Fund	21.71%	(2.82)%	2.62%
MSCI EM Index(1)	25.95%	4.62%	3.30%
MSCI EAFE Index(2)	20.70%	(0.80)%	5.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING VP Emerging Markets Fund against the MSCI EM Index and MSCI EAFE Index. The Indices are unmanaged and have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 366-0066 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)     The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2)     The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During the Six Months Ended December 31, 2004*
Actual	$1,000.00	$1,256.60	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.55

*	Expenses are equal to the Fund’s annualized expense ratios of 1.29%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING VP Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ING VP Emerging Markets Fund, Inc., including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING VP Emerging Markets Fund, Inc., as of December 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 11, 2005

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investments in securities at value*	$24,028,638
Cash	837,622
Foreign currencies at value**	131,864
Receivable for dividends and interest	66,338
Prepaid expenses	280
Total assets	25,064,742

LIABILITIES:
Payable to affiliates	19,033
Payable to directors	44,842
Payable for custody fees	20,135
Payable for professional fees	19,811
Other accrued expenses and liabilities	6,575
Total liabilities	110,396
NET ASSETS (equivalent to $7.94 per share on 3,144,233 shares outstanding)	$24,954,346

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$26,689,471
Undistributed net investment income	5,701
Accumulated net realized loss on investments and foreign currency related transactions	(7,030,381)
Net unrealized appreciation on investments and foreign related transactions	5,289,555
NET ASSETS	$24,954,346

* Cost of investments in securities	$18,740,885
** Cost of foreign currencies	$130,448

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$476,832
Interest	61,520
Total investment income	538,352

EXPENSES:
Investment management fees	197,763
Transfer agent fees	5,620
Administrative service fees	23,266
Shareholder reporting expense	21,322
Professional fees	12,137
Custody and accounting expense	23,539
Director’s fees	579
Miscellaneous expense	3,259
Total expenses	287,485
Recouped fees	12,705
Net expenses	300,190
Net investment income	238,162

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	3,787,968
Foreign currency related transactions	(42,598)
Net realized gain on investments and foreign currency related transactions	3,745,370
Net change in unrealized appreciation on:
Investments	146,661
Foreign currency related transactions	1,671
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	148,332
Net realized and unrealized gain on investments and foreign currency related transactions	3,893,702
Increase in net assets resulting from operations	$4,131,864

*Foreign taxes withheld	$73,427

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
FROM OPERATIONS:
Net investment income	$238,162	$21,205
Net realized gain on investments and foreign currency related transactions	3,745,370	1,632,994
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	148,332	5,220,489
Net increase in net assets resulting from operations	4,131,864	6,874,688

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(190,555)	—
Total distributions	(190,555)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,035,478	11,334,077
Dividends reinvested	190,555	—
	17,226,033	11,334,077
Cost of shares redeemed	(17,905,077)	(11,377,152)
Net decrease in net assets resulting from capital share transactions	(679,044)	(43,075)
Net increase in net assets	3,262,265	6,831,613

NET ASSETS:
Beginning of year	21,692,081	14,860,468
End of year	$24,954,346	$21,692,081
Undistributed net investment income at end of year	$5,701	$692

See Accompanying Notes to Financial Statements

ING VP EMERGING MARKETS FUND, INC.	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2004	2003	2002	2001	2000(1)
Per Share Operating Performance:
Net asset value, beginning of year	$6.58	4.47	4.93	7.63	12.81
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.01	(0.02)	0.02	(0.07)
Net realized and unrealized gain (loss) on investments	$1.34	2.10	(0.44)	(1.15)	(5.11)
Total from investment operations	$1.42	2.11	(0.46)	(1.13)	(5.18)
Less distributions from:
Net investment income	$0.06	—	—	—	—
Net realized gain on investments	$—	—	—	1.57	—
Total distributions	$0.06	—	—	1.57	—
Net asset value, end of year	$7.94	6.58	4.47	4.93	7.63
Total Return(2)%	21.71	47.20	(9.33)	(10.42)	(40.44)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$24,954	21,692	14,860	16,761	21,979
Ratio of expenses to average net assets:
Net expenses after expense reimbursement/recoupment(3)%	1.29	2.50	2.33	1.85	1.74
Gross expenses prior to expense reimbursement/recoupment %	1.24	2.58	2.33	1.85	1.74
Net investment income (loss) after expense reimbursement/recoupment(3)%	1.02	0.13	(0.45)	0.30	(0.51)
Portfolio turnover rate %	120	123	132	113	255

(1)     Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — ORGANIZATION

Organization. ING VP Emerging Markets Fund, Inc., (the “Fund”), a Maryland Corporation, is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended, which commenced operations on December 27, 1993.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and such policies are in conformity with accounting principals generally accepted in the United States of America for investment companies:

A.            Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s Valuation Procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.            Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.            Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)           Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)           Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2004, the Fund did not have any open forward foreign currency contracts.

E.             Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Fund. Distributions are determined annually in accordance with federal tax principles which may differ from accounting principles generally accepted in the United States of America for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

F.             Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisons applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.            Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.              Securities Lending. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at December 31, 2004.

J.             Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund pays an investment management fee to ING Investments, LLC (the “Investment Manager”) at an annual rate of 0.85% of the Fund’s average daily net assets. The Investment Manager has entered into an Expense Limitation Agreement with the Fund, under which it will limit expenses of the Fund to the extent of 2.50% of the value of the Fund’s average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

The Investment Manager may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees, are reflected on the accompanying Statement of Operations. During the year ended December 31, 2004, fees waived in previous periods of $12,705 were recouped by the Investment Manager. The Investment Manager has fully recouped all previously waived fees.

Effective January 1, 2005, pursuant to a side agreement the Investment Manager has lowered the expense limit for the Fund to 1.75% through at least December 31, 2005. There is no guarantee that this side agreement will continue after that date. If after December 31, 2005, the Investment Manager elects not to renew the side agreement, the expense limit will revert to the limitation under the Fund’s expense limitation agreement of 2.50%. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

ING Investment Management Advisors B.V., a registered investment advisor, serves as Sub-Adviser to the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator”), serves as Administrator to the Fund. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets.

The Investment Manager, ING Investment Management Advisors B.V. and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V., a global financial institution active in the fields of banking, insurance and asset management.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2004, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Accrued Investment Management Fee	Accrued Administrative Fee	Total
$17,030	$2,003	$19,033

The Fund has adopted a Retirement Policy covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 5 — INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004, excluding short-term securities, were $25,252,322 and $26,743,613, respectively.

NOTE 6 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities. The Fund’s investments in foreign securities may entail risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as movements in currency, security value and interest note, all of which could affect the market and/or credit risk of the investments.

Non-Diversified. The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund’s assets may be invested in a single company.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Manager, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Fund utilized the line of credit for 33 days with an approximate average daily balance of $447,900 at an approximate weighted average interest rate of 1.70% during the year ended December 31, 2004.

NOTE 8 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold	2,436,248	$17,035,478	2,556,821	$11,334,077
Dividends reinvested	27,118	190,555	—	—
Shares redeemed	(2,617,664)	(17,905,077)	(2,580,557)	(11,377,152)
Net decrease	(154,298)	$(679,044)	(23,736)	$(43,075)

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of available earnings and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

profits, current and accumulated, for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2004:

Undistributed Net Investment Income on Investments	Accumulated Net Realized Gains (Losses)
$(42,598)	$42,598

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2004	Year Ended December 31, 2003
Ordinary Income	Ordinary Income
$190,555	$—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2004 are as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
$5,701	$5,154,368	$(5,684,956)	2010
		(1,210,238)	2011
		(6,895,194)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•              ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•              Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 10 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•              ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•              In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•              ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•              ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•              The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•              ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•              ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTE 11 — SUBSEQUENT EVENTS

Subsequent to the period end, the Board approved a change in the sub-adviser from ING Investment Management Advisors B.V. to J.P. Morgan Investment Management, Inc., to be effective May 1, 2005 subject to shareholder approval. In connection with the sub-adviser change, the Fund will change its investment strategy to provide high total return rather than long-term growth of capital.

PORTFOLIO OF INVESTMENTS
ING VP EMERGING MARKETS FUND, INC.	AS OF DECEMBER 31, 2004

Shares			Value
COMMON STOCK: 92.0%
		Austria: 0.9%
2,487		Bank Austria Creditanstalt AG	$224,421
			224,421
		Brazil: 11.7%
5,200	@	Banco Itau Holding Financeira SA ADR	390,884
8,500		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	217,600
7,600	@	Cia Energetica de Minas Gerais ADR	186,504
7,000		Cia Siderurgica Nacional SA ADR	133,840
42,000	@	Cia Vale do Rio Doce ADR	1,023,960
19,400	@	Petroleo Brasileiro Petrobras SA ADR	702,474
16,300	@	Tele Norte Leste Participacoes SA ADR	274,981
			2,930,243
		Chile: 0.7%
21,100	@	Enersis SA ADR	179,561
			179,561
		China: 4.8%
51,000	@	Byd Co., Ltd.	134,958
360,000	@	China Life Insurance Co., Ltd.	240,823
618,000		China Petroleum & Chemical Corp.	252,903
1,038,000	@	China Telecom Co., Ltd.	380,570
340,000		Petrochina Co., Ltd.	181,801
			1,191,055
		Hong Kong: 0.9%
224,000		China Resources Power Holdings Co.	121,519
76,500		Lifestyle International Holdings Ltd.	113,958
			235,477
		India: 3.3%
9,100		Larsen & Toubro Ltd. GDR	202,475
17,000	@,#	Reliance Industries Ltd. GDR	437,919
15,700	@	Tata Motors Ltd. ADR	187,144
			827,538
		Indonesia: 2.6%
1,508,500	@	Bumi Resources Tbk PT	129,689
996,500	@	Telekomunikasi Indonesia Tbk PT	517,744
			647,433
		Israel: 3.5%
4,700	@	Check Point Software Technologies	115,761
26,800		Makhteshim-Agan Industries Ltd.	144,021
20,300		Teva Pharmaceutical Industries Ltd. ADR	606,158
			865,940
		Malaysia: 5.0%
137,000		Commerce Asset Holdings Bhd	169,334
79,000		Gamuda Bhd	110,179
36,600		Genting Bhd	$182,812
88,400		Malayan Banking Bhd	274,476
228,000		SP Setia Bhd	259,200
79,000		Telekom Malaysia Bhd	241,207
			1,237,208
		Mexico: 6.1%
8,000	@	America Movil SA de CV ADR	418,801
5,855		Cemex SA de CV ADR	213,239
4,600	@	Grupo Aeroportuario del Sureste SA de CV ADR	125,810
34,700		Grupo Financiero Banorte SA de CV	218,529
3,990		Grupo Televisa SA ADR	241,395
6,400		Telefonos de Mexico SA de CV ADR	245,248
6,665		TV Azteca SA de CV ADR	68,516
717		Wal-Mart de Mexico SA de CV	2,464
			1,534,002
		Peru: 1.3%
14,600	@	Cia de Minas Buenaventura SA ADR	334,340
			334,340
		Poland: 0.9%
32,500		Telekomunikacja Polska SA GDR	214,828
			214,828

		Russia: 3.9%
3,700	@	LUKOIL ADR	453,250
3,300		OAO Gazprom ADR	116,325
3,300		OJSC Surgutneftegaz ADR	123,420
7,800	@	Vimpel-Communications ADR	281,892
			974,887
		South Africa: 9.6%
26,300		ABSA Group Ltd.	354,744
5,900		AngloGold Ashanti Ltd. ADR	214,465
133,800		FirstRand Ltd.	317,059
1,900		Impala Platinum Holdings Ltd.	162,181
28,375		MTN Group Ltd.	219,093
10,100		Sasol Ltd.	217,401
43,792		Standard Bank Group Ltd.	511,472
84,800		Steinhoff Intl. Holdings Ltd.	189,657
12,600		Telkom SA Ltd.	219,179
			2,405,251
		South Korea: 15.3%
4,480		Honam Petrochemical Co.	208,625
4,620		Hyundai Motor Co.	246,850
16,610		Kia Motors Co.	174,563
15,323	@	Kookmin Bank	599,554
2,450		LG Electronics, Inc.	151,517
2,580		POSCO	464,299
3,460		Samsung Electronics Co., Ltd.	1,503,373
2,510		Samsung Fire & Marine Insurance Co., Ltd.	196,589
1,410		SK Telecom Co., Ltd.	268,756
			3,814,126

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP EMERGING MARKETS FUND, INC.	AS OF DECEMBER 31, 2004 (CONTINUED)

Shares				Value
		Taiwan: 13.7%
91,000		Acer, Inc.		$150,536
123,150		Asustek Computer, Inc.		329,707
104,000		Benq Co.		120,185
7,100		Cathay Financial Holding Co., Ltd.		143,775
211,960		Chinatrust Financial Holding Co.		253,264
175,507		Compal Electronics, Inc.		175,521
122,959		Evergreen Marine Co.		124,706
141,000		Fubon Financial Holding Co., Ltd.		144,132
65,239		HON HAI Precision Industry		303,010
520,000		Mega Financial Holding Co., Ltd.		359,070
265,193		Nan Ya Plastics Corp.		406,629
414,172		Taiwan Semiconductor Manufacturing Co., Ltd.		659,898
28,054		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		238,178
				3,408,611
		Thailand: 4.2%
57,100		Advanced Info Service PCL		157,522
92,400		Bangkok Bank PCL		271,565
110,600	@	Kasikornbank PCL		159,995
463,900		Land and Houses PCL		135,320
27,200		PTT PCL		121,209
30,400		Siam Cement PCL		216,167
				1,061,778
		Turkey: 3.0%
31,697,000	@	Arcelik		193,919
45,348,000	@	Haci Omer Sabanci Holding AS		176,550
32,280,000	@	KOC Holding AS		210,651
50,389,000	@	Turkiye Garanti Bankasi AS		159,182
				740,302
		United States: 0.6%
700		iShares MSCI Emerging Markets Index Fund		141,295
				141,295
		Total Common Stock (Cost $18,038,218)		22,968,296

EQUITY LINKED SECURITIES: 4.3%

		India: 4.3%
62,247	@	Bharti Televentures		308,745
20,888	@	ICICI Bank Ltd.		178,175
4,200	@	Infosys Technologies		201,978
4,600	@	Larsen and Toubro Ltd.		104,006
8,700	@	Tata Consulting		267,438
				1,060,342
		Total Equity Linked Securities (Cost $702,667)		1,060,342
		Total Investments In Securities (Cost $18,740,885)*	96.3%	$24,028,638
		Other Assets and Liabilities-Net	3.7	925,708
		Net Assets	100.0%	$24,954,346

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $18,876,072. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,424,291
Gross Unrealized Depreciation	(271,725)
Net Unrealized Appreciation	$5,152,566

Industry	Percentage of Net Assets
Auto Manufacturers	2.4%
Banks	17.1
Building Materials	1.7
Chemicals	4.8
Coal	0.5
Commercial Services	1.9
Computers	1.8
Diversified Financial Services	1.5
Electric	2.0
Electrical Components and Equipment	7.1
Electronics	2.5
Engineering and Construction	2.2
Equity Fund	0.6
Food	0.9
Holding Companies-Diversified	1.6
Home Builders	0.5
Home Furnishings	1.5
Insurance	2.3
Internet	0.5
Iron/Steel	2.4
Lodging	0.7
Media	1.2
Mining	7.0
Oil and Gas	8.7
Pharmaceuticals	2.4
Real Estate	1.0
Retail	0.5
Semiconductors	3.6
Telecommunications	14.9
Transportation	0.5
Other Assets and Liabilities, Net	3.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
VP Emerging Markets Fund	NII	$0.0606

NII — Net investment income

During the year ended December 31, 2004, the foreign taxes paid or withheld were $73,427 in total and $0.02 per share for the VP Emerging Markets Fund.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Independent Directors:

Paul S. Doherty(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1934	Director	July 2000 - December 2004	President and Partner, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys (1996 - Present).	113	University of Massachusetts Foundation Board (April 2004 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Director	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (1992 - Present).	113	None

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1948	Director	February 2002 - Present	President, College of New Jersey (1999 - Present).	113	New Jersey Resources (September 2003 - Present).

Walter H. May(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Director	July 2000 - Present	Retired. Formerly, Managing Director and Director of Marketing, Piper Jaffray, Inc.	113	Trustee, BestPrep Charitable Organization (1991 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Director	July 2000 - Present	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	113	Director, Hypercom, Corp. (January 1999 - Present); JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Director	July 2000 - Present	President and Director, F.L. Putnam Securities Company, Inc. and its affiliates; President, Secretary and Trustee, The Principled Equity Market Fund.	113

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present), Mercy Endowment Foundation (1995 - Present); Director, F.L. Putnam Investment Management Company (December 2001 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (1991 - Present) F.L. Putnam Securities Company, Inc. (June 1978 - Present); and an Honorary Trustee, Mercy Hospital (1973 - Present). Formerly, Anchor International Bond Trust (December 2000 - 2002).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Blaine E. Rieke(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1933	Director	February 2001 - December 2004	General Partner, Huntington Partners (January 1997 - Present). Chairman of the Board and Trustee of each of the funds managed by ING Investment Management Co. LLC (November 1998 - February 2001).	113	Trustee, Morgan Chase Trust Co. (January 1998 - Present); Director, Members Trust Co. (November 2003 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Director	February 2002 - Present	President, Springwell Corporation (1989 - Present). Formerly, Director Tatham Offshore, Inc. (1996 - 2000).	113	Director, AmeriGas Propane, Inc. (1998 - Present).

Richard A. Wedemeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Director	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, Channel Corporation (June 1996 - April 2002); and Trustee of each of the funds managed by ING Management Co. LLC (1998 - 2001).	113	Director, Touchstone Consulting Group (1997 - Present); Trustee, Jim Henson Legacy (1994 - Present).

Trustees who are “Interested Persons”:

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1956	Director	February 2001 - Present

Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002), President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001), President ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).

				161

Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference of Community Justice; and Metro Atlanta Chamber of Commerce.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Director	July 2000 - Present

Chairman, Hillcrest Capital Partners (May 2002 - Present); Formerly, Vice Chairman of ING Americas (2000 - 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (1993 - 2000); Chairman of ReliaStar United Services Life Insurance Company (1995 - 1998); Chairman of ReliaStar Life Insurance Company of New York (1995 - 1998); Chairman of Northern Life Insurance Company (1992 - 2001); Chairman and Trustee of the Northstar affiliated investment companies (1993 - 2001) and Director, Northstar Investment Management Corporation and its affiliates (1993 - 1999).

				113	Director, Hormel Foods Corporation (March 2000 - Present); Shopko Stores, Inc. (August 1999 - Present); and M.A. Mortenson Company (March 2002 - Present); Conseco, Inc. (September 2003 - Present).

(1)   Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy. On December 31, 2004, Paul S. Doherty and Blaine E. Rieke retired as Directors/Trustees. Effective January 1, 2005, John V. Boyer and Patrick W. Kenny joined as Directors/Trustees.

(2)   Valuation and Proxy Voting Committee member.

(3)   Audit Committee member.

(4)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)   Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1949	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	February 2002 - Present July 2000 - Present for

Executive Vice President, Chief Financial Officer and Treasurer (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Invesments, LLC. Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1950	Executive Vice President	July 2000 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Senior Vice President and Assistant Secretary	July 2000 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1964	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President and Treasurer	July 2000 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President, ING Investments ,LLC (February 1996 - Present). Formerly, Chief Compliance Officer (October 2001 - October 2004), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President	August 2003 - Present

Vice President, Financial Reporting, Fund Accounting, ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Secretary	August 2003 - Present

Chief Counsel, ING U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1976	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Born: 1957	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Assistant Secretary	August 2003 - Present

Counsel, ING U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Born: 1973	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)   The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

VPAR-UFEMF	(1204-022205)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $16,750 for year ended December 31, 2004 and $15,000 for year ended December 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

                                                None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,802 in the year ended December 31, 2004 and $3,500 in the year ended December 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

                                                None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471(Controlled Foreign Corporation) for structured finance vehicles	✓		Not to exceed $18,000 during the Pre-Approval Period

Tax services related to CLOs and CBOs	✓		Not to exceed $15,000 per quarter

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $431,132 for year ended December 31, 2004 and $344,373 for fiscal year ended December 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board.  The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  The Committee has adopted a written charter that sets forth the policies and procedures of the Committee.  The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Emerging Markets Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date: March 7, 2005

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